UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2009. The net asset value at that date was $10.71 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the Fund's closing price on the NYSE was $9.90. The total returns, including income, for the Fund and the comparative benchmarks were:

Six Months Ended June 30, 2009
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	14.39%
Cohen & Steers Closed-End Opportunity Fund at Net Asset Value[a]	21.36%
Fund Data U.S. All Taxable ex-Foreign Equity Index[b]	22.31%
S&P 500 Index[b]	3.16%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investment Review

U.S. securities were subject to strong shifts in sentiment and performance in the six months ended June 30. Stocks struggled in January and February amid increasing economic and financial uncertainty, and markets fell to multi-year lows. Conditions improved in March when there was greater clarity regarding the path the U.S. government was taking to address the financial crisis. Meanwhile, banks began to stabilize; Citigroup jump-started a broad market rally on March 9 when it announced that it expected to be profitable for the first two months of 2009. Markets extended their rise well into the second quarter. On the economic front, indicators, while still depressed, exceeded expectations, easing fears of a deep recession and sparking hope for a recovery.

Closed-end funds performed well in this environment, and outpaced the broad equity market by a wide margin. This was partly due to the good performance of funds that invest in credit instruments, such as high yield debt. The outperformance also reflected the benefits of leverage in a period of positive returns; for many closed-end funds, leverage is integral to their long-term strategies.

a  As a closed-end investment company, the price of the Fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the Fund.

b  The Fund Data U.S. All Taxable ex-Foreign Equity Index measures the market-cap-weighted total return of 327 taxable equity and fixed income closed-end funds—it excludes international, regional and country closed-end funds. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Investors' increased optimism about the asset classes in which closed-end funds invest was evidenced by a narrowing of discounts to net asset value (NAV). Closed-end funds traded at an average discount to NAV of 3.7% at the end of June, somewhat below their 20-year average, and down from 10.8% at December 31. As with the broader securities markets, closed-end fund sectors that were hit the hardest in 2008 were generally among the best performers in the first half of 2009.

Amid better credit conditions, fixed income funds as a group outpaced equity funds, based on both market price and NAV. Funds that invest in high yield and convertible securities were among the strongest performers, rising 49.0% and 40.2% (based on market price), respectively. Funds that invest in preferred securities (+27.8%) had solid returns, reflecting a rally in their underlying holdings as banks and other financial companies (the primary issuers of preferreds) began to stabilize.

Within the equity category, real estate funds (+22.7%) were top performers. Like preferreds, REITs were especially pressured by the credit crisis, and came back strongly as investors were encouraged by the property sector's clear demonstration of access to various forms of capital: U.S. REITs raised $16.8 billion in public debt and equity in the period. Funds that employ covered call strategies, a relatively conservative equity category, underperformed but had good absolute performance (+17.0%). The group's high distribution yields attracted investors.

IPOs returned to the closed-end market

The closed-end fund market had several initial public offerings (IPOs) in the period, after a lull dating back to mid-2008. Nuveen and Western Asset both launched municipal bond funds in the first quarter, in the wake of that group's good recent performance; these were followed by more municipal fund IPOs by Nuveen and Eaton Vance in April and May. Sentiment toward municipals has been positive due to their ability to borrow at low rates—financial support from Washington has helped as well—which has fueled municipal funds' earnings growth and allowed many to increase their dividends. (The group has also benefited from expectations that tax rates will rise from current levels, which would increase demand for municipal securities.) In June, the closed-end fund market saw its first taxable fund IPO of the year, when Western Asset launched an investment-grade bond fund.

Fund performance

The Fund had a strong absolute return in the period but modestly trailed its benchmark. Factors that detracted from performance included our overweight and fund selection in the equity tax-advantaged group (which rose 14.9% as measured by the index), along with our underweight in the senior loan funds sector (+34.8%) and overweight in health/biotechnology (+4.6%). Our underweight in the high yield category hampered relative performance; however, fund selection and a sizable overweight in the convertibles sector, whose funds invest significantly in high yield debt, contributed to relative performance.

Performance was also aided by fund selection in the covered call, general equity and energy sectors. While our overweight in covered call funds partially offset the benefit of fund selection, we favor the group for its defensive

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

characteristics and high distribution yields. We had a modest underweight in preferred funds and maintained an overweight in real estate funds; both positions benefited performance.

Investment Outlook

We believe that closed-end funds have the potential to add to their gains this year, with discounts to NAV narrowing further amid low inexpensive borrowing costs and expectations of economic recovery. However, the path is unlikely to be smooth. With discounts now below the 20-year average of 4%, investors could be quick to sell on any negative economic or financial news.

We seek to take advantage of market volatility, aiming to purchase attractively priced funds with good long-term total return potential. While discounts to NAV are relatively low on average, opportunities to buy funds trading at double-digit discounts have frequently appeared—oftentimes on dividend reduction announcements, or on sudden shifts in investor sentiment regarding a specific asset class or fund type. Our goal is to selectively buy funds trading at much wider current discounts than their long-term averages where our outlook for the underlying asset class is positive.

With respect to renewed IPO launches, we believe that if sentiment toward closed-end funds remains positive, such activity will continue and, in the process, create potential future investment opportunities.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

  DOUGLAS R. BOND

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

JUNE 30, 2009

Top Ten Long-Term Holdings
(Unaudited)

Closed-End Fund	Value	% of Net Assets
Eaton Vance Tax-Managed Diversified Equity Income Fund	$8,397,925	2.9%
Clough Global Opportunities Fund	8,027,866	2.7
NFJ Dividend Interest & Premium Strategy Fund	8,016,864	2.7
Gabelli Dividend & Income Trust	7,981,425	2.7
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	7,704,670	2.6
Eaton Vance Tax-Advantaged Dividend Income Fund	7,412,187	2.5
AllianceBernstein Income Fund	7,097,826	2.4
Eaton Vance Limited Duration Income Fund	6,881,314	2.3
Eaton Vance Tax-Advantaged Global Dividend Income Fund	6,105,040	2.1
Nicholas-Applegate Convertible & Income Fund II	6,097,847	2.1

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

		Number of Shares	Value
CLOSED-END FUNDS	93.8%
COMMODITIES	1.2%
Central Fund of Canada Ltd.		183,300	$2,151,942
DWS Global Commodities Stock Fund		200,537	1,423,813
			3,575,755
CONVERTIBLE	5.6%
Advent Claymore Convertible Securities and Income Fund		171,518	2,059,931
Calamos Convertible and High Income Fund		236,444	2,416,458
Calamos Convertible Opportunities & Income Fund		108,200	1,132,854
Nicholas-Applegate Convertible & Income Fund		702,100	4,858,532
Nicholas-Applegate Convertible & Income Fund II		963,325	6,097,847
			16,565,622
COVERED CALL	11.6%
Eaton Vance Enhanced Equity Income Fund		120,226	1,478,780
Eaton Vance Enhanced Equity Income Fund II		289,558	3,558,668
Eaton Vance Tax-Managed Buy-Write Income Fund		144,393	2,027,277
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		443,106	5,614,153
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		643,665	7,704,670
ING Global Advantage and Premium Opportunity Fund		230,200	2,923,540
NFJ Dividend Interest & Premium Strategy Fund		677,100	8,016,864
Nuveen Equity Premium Advantage Fund		244,400	2,703,064
			34,027,016
EMERGING MARKETS DEBT	2.7%
AllianceBernstein World Dollar Government Fund II		130,400	1,339,208
Morgan Stanley Emerging Markets Domestic Debt Fund		246,400	3,082,464
Templeton Emerging Markets Income Fund		99,200	1,139,808
Western Asset Emerging Markets Debt Fund		78,000	1,141,140
Western Asset Emerging Markets Income Fund II		134,400	1,368,192
			8,070,812
ENERGY/RESOURCES	3.6%
BlackRock Global Energy and Resources Trust		197,700	3,827,472
BlackRock Real Asset Equity Trust		682,000	6,076,620
Gabelli Global Gold Natural Resources & Income Trust		58,600	794,030
			10,698,122

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
EQUITY TAX-ADVANTAGED	13.3%
Eaton Vance Tax-Advantaged Dividend Income Fund		614,100	$7,412,187
Eaton Vance Tax-Advantaged Global Dividend Income Fund		569,500	6,105,040
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		198,200	2,951,198
Eaton Vance Tax-Managed Diversified Equity Income Fund		714,717	8,397,925
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		535,462	5,777,635
Gabelli Dividend & Income Trust		791,808	7,981,425
Neuberger Berman Dividend Advantage Fund		70,033	520,345
			39,145,755
GLOBAL EQUITY	1.2%
Clough Global Equity Fund		252,800	2,983,040
Gabelli Global Deal Fund		33,100	447,843
			3,430,883
GLOBAL EQUITY DIVIDEND	2.9%
Alpine Total Dynamic Dividend Fund		372,600	2,854,116
Evergreen Global Dividend Opportunity Fund		537,913	4,884,250
ING Global Equity Dividend and Premium Opportunity Fund		58,244	684,367
			8,422,733
GLOBAL HYBRID (GROWTH & INCOME)	4.2%
Clough Global Opportunities Fund		744,700	8,027,866
LMP Capital and Income Fund		263,659	2,267,468
Nuveen Diversified Dividend and Income Fund		269,051	1,931,786
			12,227,120
GLOBAL INCOME	6.3%
AllianceBernstein Income Fund		920,600	7,097,826
First Trust Aberdeen Global Opportunity Income Fund		90,595	1,206,725
MFS Intermediate Income Trust		245,300	1,618,980
MFS Multimarket Income Trust		294,400	1,686,912
Nuveen Multi-Currency Short-Term Government Income Fund		90,100	1,355,104
Putnam Premier Income Trust		309,300	1,540,314
Templeton Global Income Fund		322,100	2,776,502
Western Asset Global High Income Fund		136,000	1,236,240
			18,518,603

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
GOVERNMENT	1.3%
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund		324,075	$3,749,548
HEALTH/BIOTECH	1.7%
BlackRock Health Sciences Trust		123,700	2,566,775
H&Q Healthcare Investors		125,200	1,345,900
H&Q Life Sciences Investors		140,100	1,214,667
			5,127,342
HIGH YIELD	7.1%
BlackRock Corporate High Yield Fund		261,000	1,367,640
BlackRock Corporate High Yield Fund III		196,400	985,928
BlackRock Corporate High Yield Fund V		192,500	1,582,350
BlackRock Corporate High Yield Fund VI		338,600	2,810,380
BlackRock Debt Strategies Fund		246,800	737,932
Evergreen Income Advantage Fund		220,900	1,791,499
New America High Income Fund		296,100	2,179,296
Pioneer High Income Trust		461,038	5,149,795
Western Asset High Income Fund II		236,874	1,703,124
Western Asset High Income Opportunities Fund		492,800	2,537,920
			20,845,864
INVESTMENT GRADE	0.8%
Duff & Phelps Utility and Corporate Bond Trust		50,400	604,800
PIMCO Corporate Opportunity Fund		168,700	1,899,562
			2,504,362
LIMITED DURATION	5.3%
BlackRock Limited Duration Income Trust		328,198	4,345,342
Eaton Vance Limited Duration Income Fund		537,183	6,881,314
Eaton Vance Short Duration Diversified Income Fund		81,900	1,178,541
Evergreen Multi-Sector Income Fund		168,400	2,078,056
Franklin Templeton Limited Duration Income Trust		117,200	1,216,536
			15,699,789

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
MASTER LIMITED PARTNERSHIP	1.4%
Energy Income and Growth Fund		69,700	$1,421,880
Fiduciary/Claymore MLP Opportunity Fund		49,661	759,813
MLP & Strategic Equity Fund		168,000	2,021,040
			4,202,733
NATIONAL MUNICIPAL	1.0%
Alliance National Municipal Income Fund		67,150	789,012
BlackRock MuniVest Fund II Inc		52,100	646,561
Morgan Stanley Quality Municipal Investment Trust		61,800	685,362
Putnam Managed Municipal Income Trust		130,100	757,182
			2,878,117
OTHER NON-US EQUITY	0.2%
Swiss Helvetia Fund		70,300	679,801
PREFERRED	5.9%
Flaherty & Crumrine/Claymore Preferred Securities Income Fund		259,462	2,721,756
Flaherty & Crumrine/Claymore Total Return Fund		164,600	1,728,300
John Hancock Patriot Premium Dividend Fund II		210,958	1,675,007
John Hancock Preferred Income Fund		246,831	3,709,870
John Hancock Preferred Income Fund II		251,577	3,720,824
John Hancock Preferred Income Fund III		295,705	3,687,441
			17,243,198
REAL ESTATE	4.5%
Alpine Global Premier Properties Fund		809,053	3,786,368
DWS RREEF Real Estate Fund		322,347	638,247
DWS RREEF Real Estate Fund II		485,100	266,805
ING Clarion Global Real Estate Income Fund		1,249,913	6,062,078
ING Clarion Real Estate Income Fund		121,500	475,065
Nuveen Real Estate Income Fund		296,625	1,874,670
			13,103,233

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
SENIOR LOAN	1.6%
BlackRock Floating Rate Income Strategies Fund II		60,300	$630,135
Eaton Vance Floating-Rate Income Trust		71,200	753,296
Eaton Vance Senior Floating-Rate Trust		83,700	879,687
First Trust/Four Corners Senior Floating Rate Income Fund II		164,604	1,616,411
ING Prime Rate Trust		213,200	884,780
			4,764,309
U.S. GENERAL EQUITY	7.1%
Gabelli Equity Trust		515,700	2,320,650
General American Investors Co.		188,800	3,540,000
Liberty All-Star Equity Fund		816,986	2,818,602
Nasdaq Premium Income & Growth Fund		299,885	3,697,582
Royce Value Trust		330,000	2,775,300
SunAmerica Focused Alpha Growth Fund		588,900	5,771,220
			20,923,354
U.S. HYBRID (GROWTH & INCOME)	1.2%
Calamos Strategic Total Return Fund		461,500	3,498,170
UTILITY	2.1%
Evergreen Utilities and High Income Fund		241,171	2,785,525
Macquarie Global Infrastructure Total Return Fund		196,580	2,492,635
Reaves Utility Income Trust		58,349	773,124
			6,051,284
TOTAL CLOSED-END FUNDS (Identified cost—$352,933,761)			275,953,525

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	6.0%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.001%[a]		7,158,910	$7,158,910
Federated U.S. Treasury Cash Reserves Fund, 0.00%[a]		4,400,801	4,400,801
Fidelity Institutional Money Market Treasury Only Fund, 0.13%[a]		6,265,340	6,265,340
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$17,825,051)			17,825,051
TOTAL INVESTMENTS (Identified cost—$370,758,812)	99.8%		293,778,576
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%		466,714
NET ASSETS (Equivalent to $10.71 per share based on 27,474,186 shares of common stock outstanding)	100.0%		$294,245,290

Note: Percentages indicated are based on the net assets of the Fund.

a  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$370,758,812)	$293,778,576
Cash	59,072
Receivable for:
Investment securities sold	1,807,466
Dividends and interest	885,491
Other assets	277
Total Assets	296,530,882
LIABILITIES:
Payable for:
Dividends declared	1,379,256
Investment securities purchased	672,448
Investment management fees	230,839
Directors' fees	2,004
Other liabilities	1,045
Total Liabilities	2,285,592
NET ASSETS	$294,245,290
NET ASSETS consist of:
Paid-in-capital	$507,087,542
Dividends in excess of net investment income	(9,445,474)
Accumulated net realized loss	(126,416,542)
Net unrealized depreciation	(76,980,236)
$294,245,290
NET ASSET VALUE PER COMMON SHARE:
($294,245,290 ÷ 27,474,186 shares outstanding)	$10.71
MARKET PRICE PER COMMON SHARE	$9.90
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(7.56)%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividend income	$6,520,475
Expenses:
Investment management fees	1,240,340
Directors' fees and expenses	24,002
Miscellaneous	1,456
Total Expenses	1,265,798
Reduction of Expenses (See Note 2)	(25,458)
Net Expenses	1,240,340
Net Investment Income	5,280,135
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(77,577,711)
Foreign currency transactions	1,894
Capital gain distributions received	29,174
Net realized loss	(77,546,643)
Net change in unrealized depreciation	124,826,278
Net realized and unrealized gain	47,279,635
Net Increase in Net Assets Resulting from Operations	$52,559,770

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Change in Net Assets:
From Operations:
Net investment income	$5,280,135	$15,501,584
Net realized loss	(77,546,643)	(43,944,578)
Net change in unrealized appreciation (depreciation)	124,826,278	(138,521,381)
Net increase (decrease) in net assets resulting from operations	52,559,770	(166,964,375)
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(14,808,723)	(19,963,838)
Tax return of capital	—	(18,434,212)
Total dividends and distributions to shareholders	(14,808,723)	(38,398,050)
Capital Stock Transactions:
Increase in net assets from shares issued to common shareholders for reinvestment of dividends	887,945	2,280,789
Total increase (decrease) in net assets	38,638,992	(203,081,636)
Net Assets:
Beginning of period	255,606,298	458,687,934
End of period[a]	$294,245,290	$255,606,298

a  Includes dividends in excess of net investment income and undistributed net investment income of $9,445,474 and $83,114, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,		For the Period November 24, 2006[a] through
Per Share Operating Performance:	June 30, 2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$9.34	$16.88	$19.58	$19.40
Income from investment operations:
Net investment income	0.19	0.74	1.12	0.15
Net realized and unrealized gain (loss)	1.72	(6.87)	(2.13)	0.25
Total income (loss) from investment operations	1.91	(6.13)	(1.01)	0.40
Less dividends and distributions to shareholders from:
Net investment income	(0.54)	(0.73)	(1.12)	(0.15)
Net realized gain	—	—	(0.42)	(0.01)
Tax return of capital	—	(0.68)	(0.13)	—
Total dividends and distributions to shareholders	(0.54)	(1.41)	(1.67)	(0.16)
Offering costs charged to paid-in capital	—	—	(0.00)[b]	(0.04)
Dilutive (Anti-dilutive) effect of common share offering	0.00 [b]	0.00 [b]	(0.02)	(0.02)
Net increase (decrease) in net asset value	1.37	(7.54)	(2.70)	0.18
Net asset value, end of period	$10.71	$9.34	$16.88	$19.58
Market value, end of period	$9.90	$9.16	$15.97	$20.42
Total net asset value return[c]	21.36%[d]	–38.32%	–5.40%	1.78%[d]
Total market value return[c]	14.39%[d]	–36.06%	–14.18%	2.97%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$294.2	$255.6	$458.7	$504.5
Ratio of expenses to average daily net assets (before expense reduction)[e]	0.97%[f]	0.97%	0.96%	0.98%[f]
Ratio of expenses to average daily net assets (net of expense reduction)[e]	0.95%[f]	0.95%	0.95%	0.95%[f]
Ratio of net investment income to average daily net assets (before expense reduction)[e]	4.02%[f]	4.06%	4.76%	7.07%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)[e]	4.04%[f]	4.09%	4.77%	7.10%[f]
Portfolio turnover rate	37%[d]	40%	49%	0%

a  Commencement of operations.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Does not include expenses incurred by the closed-end funds in which the Fund invests.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is to achieve high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter are valued at the official closing prices as reported by Nasdaq, the Pink Sheets, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Staff Position No. 157-4 "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"), effective June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at June 30, 2009 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed-End Funds	$275,953,525	$275,953,525	$—	—
Money Market Funds	17,825,051	—	17,825,051	—
Total Investments	$293,778,576	$275,953,525	$17,825,051	—

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2009, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors. For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses do not exceed 0.95% of the average daily net assets. This commitment will remain in place for the life of the Fund.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2009, totaled $88,893,485 and $94,543,765, respectively.

Note 4. Income Tax Information

As of June 30, 2009, the federal tax cost and net unrealized depreciation on securities were as follows:

Gross unrealized appreciation	$17,166,836
Gross unrealized depreciation	(94,147,072)
Net unrealized depreciation	$(76,980,236)
Cost for federal income tax purposes	$370,758,812

As of December 31, 2008, the Fund had a net capital loss carryforward of $33,868,856, which will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund issued 101,248 and 195,285 shares of common stock, respectively, for the reinvestment of dividends.

On June 12, 2008, the Board of Directors approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's shares outstanding ("Share Repurchase Program") through the fiscal year ended December 31, 2008. On December 17, 2008, the Board of Directors authorized the continuation of the Share Repurchase Program through fiscal year ending December 31, 2009. During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund did not effect any repurchases.

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Subsequent Events

In May 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165), effective for interim or annual periods ending after June 15, 2009. The FASB has established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

With regard to the Fund's financial statements, subsequent to June 30, 2009 and through August 18, 2009, there have been no recognized subsequent events (subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet) nor have there been any nonrecognized subsequent events (subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet but before the financial statements are issued or are available to be issued).

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Closed-End Opportunity Fund shareholders voted on the following proposals at the annual meeting held on April 30, 2009. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	24,755,138	996,120
Robert H. Steers	24,796,870	954,338
C. Edward Ward, Jr.	24,771,033	980,225

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2009) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (11/24/06)	One Year	Since Inception (11/24/06)
–21.91%	–11.77%	–27.01%	–15.47%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

The Board of Directors, at its June 9-10, 2009 meeting, approved that the Fund may, but is not required to, use, without limit, various strategic transactions described below to seek to generate return, facilitate portfolio

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

management and mitigate risks. Although the investment manager may seek to use these kinds of transactions to further the Fund's investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indicies, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as "Derivatives Transactions."

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance, effecting a form of investment leverage on the Fund's portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the investment manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund's portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter ("OTC") derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Douglas R. Bond
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: FOF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

CLOSED-END
OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2009

FOFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: August 28, 2009